Exhibit 99.1

 ©2015 ADS Alliance Data Systems, Inc. Confidential and Proprietary  Earnings Release | July 23, 2015  Alliance Data NYSE: ADS  Q2 2015 ResultsJuly 23, 2015

Earnings Release | July 23, 2015 1

Agenda

- Speakers:

Ed Heffernan	President and CEO
Charles Horn	EVP and CFO
Bryan Pearson	EVP and President of LoyaltyOne

- Second Quarter 2015 Consolidated Results
- Segment Results
- 2015 Guidance and Critical Goals
- Raising 2015 Guidance

AllianceData.
©2015 ADS Alliance Data Systems, Inc.
Confidential and Proprietary

 ©2015 ADS Alliance Data Systems, Inc. Confidential and Proprietary  Earnings Release | July 23, 2015  Second Quarter Consolidated Results(MM, except per share)    Quarter Ended June 30,  Quarter Ended June 30,  Quarter Ended June 30,      2015  2014  % Change    Revenue  $ 1,501  $ 1,265  +19%    EPS  $ 2.11  $ 2.19  -4%    Core EPS  $ 3.32  $ 2.90  +14%              Adjusted EBITDA  $ 432  $ 373  +16%    Adjusted EBITDA, net  $ 393  $ 332  +18%              Diluted shares outstanding  62.3  62.6      Strong organic revenue growth of 11 percent.Unfavorable FX rates were a $49 million and $0.11 drag to revenue and core EPS, respectively. EPS was negatively impacted by non-cash items, principally amortization of purchased intangibles associated with the Conversant acquisition.  2

 ©2015 ADS Alliance Data Systems, Inc. Confidential and Proprietary  Earnings Release | July 23, 2015  LoyaltyOne (MM)  Revenue was flat while adjusted EBITDA decreased 13 percent on a constant currency basis. Higher marketing expenses at AIR MILES and infrastructure expenses at BrandLoyalty reduced EBITDA.As expected, BrandLoyalty revenue pulled back in the second quarter due to timing (down 7 percent from last year on a constant currency basis). Still up 40 percent year-to-date. Terrific 2nd quarter issuance growth of 19 percent in Canada.    Quarter Ended June 30,  Quarter Ended June 30,  Quarter Ended June 30,      2015  2014  % Change    Revenue  $ 302  $ 356  -15%              Adjusted EBITDA  66  87  -24%    Non-controlling interest  -3  -10      Adjusted EBITDA, net  $ 63  $ 77  -18%    Adjusted EBITDA %  22%  25%  -3%               AIR MILES® reward miles issued  1,482  1,247  +19%     AIR MILES reward miles redeemed  1,142  1,039  +10%     Average CDN FX rate  0.81  0.92  -11%     Average Euro FX rate  1.11  1.37  -19%    3

 ©2015 ADS Alliance Data Systems, Inc. Confidential and Proprietary  Earnings Release | July 23, 2015  Epsilon (MM)  Organic revenue and adjusted EBITDA growth of 4 percent and 5 percent, respectively. Off-shoring initiative on-track, with expectations of approximately 350 employees by year-end. Solid adjusted EBITDA margin expansion of 300 basis points for Conversant offering.    Quarter Ended June 30,  Quarter Ended June 30,  Quarter Ended June 30,      2015  2014  % Change    Revenue  $ 495   $ 357   +39%              Adjusted EBITDA  $ 113   $ 68   +66%    Adjusted EBITDA %  23%  19%  +4%              4

 ©2015 ADS Alliance Data Systems, Inc. Confidential and Proprietary  Earnings Release | July 23, 2015  Card Services (MM)  Strong revenue growth driven by 33 percent growth in average card receivables during Q2.Substantial growth in card receivables drove solid expense leveraging. The provision for loan losses increased significantly due to card receivables growth and slight uptick in principal loss rates.    Quarter Ended June 30,  Quarter Ended June 30,  Quarter Ended June 30,      2015  2014  % Change    Revenue  $ 710   $ 557  +27%              Operating expenses  267  220  +21%    Provision for loan losses  155  97  +61%    Funding costs  36  30  +20%    Adjusted EBITDA, net  $ 251   $ 210  +20%    Adjusted EBITDA, net %  35%  38%  -3%    5

 ©2015 ADS Alliance Data Systems, Inc. Confidential and Proprietary  Earnings Release | July 23, 2015  Card Services (MM)  Gross yield compression is due to mix (co-brand vs. PLCC). Loss rates were up slightly due to seasoning of 2013 start-up vintage. Core1 spending remains strong, up 9 percent. Ending reserve of 5.6 percent of reservable receivables at June 30, 2015spread of approximately 110 basis points to the LTM loss rate.     Quarter Ended June 30,  Quarter Ended June 30,  Quarter Ended June 30,    Key metrics:  2015  2014  Change    Credit sales  6,009  4,498  +34%    Average credit card receivables  10,866  8,171  +33%    Total gross yield  26.2%  27.3%  -1.1%    Principal loss rates  4.5%  4.4%  +0.1%    Delinquency rate  4.1%  4.0%  +0.1%    6  1 Pre - 2012 programs.

 ©2015 ADS Alliance Data Systems, Inc. Confidential and Proprietary  Earnings Release | July 23, 2015     1st Half, 2015  Revenue      Adj. EBITDA, Net        LoyaltyOne:                 BrandLoyalty  $ 349   +41%    $ 31   +29%    Double digit top/bottom   Canada  456  +4%    121  +2%    +13% miles issued (-2% last year)   Constant currency  805   +17%    152   +7%                       FX impact  -115      -19      FX is ~$0.20 hit to core EPS   Reported  690      133                         Epsilon:                 Epsilon  739   +5%    128   +5%    Soft top/solid EBITDA flow-thru   Conversant  261  n/a    88  n/a    Topline ‘pruning’ completedAdj. EBITDA flat & accelerating after 5 negative growth quarters     1,000      216         Card Services  1,425   +27%    533   +17%    +33% portfolio growthReserve build for growth                  Total 1  $ 3,102  +24%    $823   +23%    $6.98 core EPS , +23%  First Half Summary (MM)  1 Net of corporate/other segment which is not shown.  7  +12% organic

 ©2015 ADS Alliance Data Systems, Inc. Confidential and Proprietary  Earnings Release | July 23, 2015  Conversant  (+)    (-)  Pruning low/no margin products complete    Pruning deeper than expected  Signed cross-sale of $50 million in annual contract value / $75 to $80 million expected by year-end    Too optimistic on how quickly signed deals turn to revenue  Strong 2015 exit    Original 2015 financial results too optimistic  Adj. EBITDA turned after 5 quarters of declines      2015 financial shortfall covered off through over-performance of other businesses      Signed deals + pipeline drives double-digit revenue and adj. EBITDA growth in 2016        Too optimistic on timing (Q2 revenue about $13 million short; EBITDA on-track), but original thesis is playing out  Looking like a solid contributor going into 2016  8

 ©2015 ADS Alliance Data Systems, Inc. Confidential and Proprietary  Earnings Release | July 23, 2015  Revenue  Adj. EBITDA  ADS Purchase  Conversant Year-Over-Year Growth  Forecast  9

Earnings Release | July 23, 2015 10

2015 Guidance and Critical Goals

LoyaltyOne

• BrandLoyalty	• Double-digit growth in revenue and adjusted EBITDA • North American expansion
• Canada	• AIR MILES issuance growth returns to mid-single digit growth

EPSILON

• Epsilon	• Revenue growth flows through to adj. EBITDA growth
• Conversant	• Complete internal transformation towards data (first-half) • Return to solid organic growth (second-half)

AllianceData. CARD SERVICES

- Exceptional portfolio growth (> 25 percent)
- Strong, double-digit revenue and adjusted EBITDA, net growth
- Sign new $2 billion vintage
- Deliver full digital suite (mobile apps, etc.)

Overall

- Organic revenue growth of 3x GDP; 20 percent plus overall revenue growth
- $1.3 billion in free cash flow
- Play through FX headwinds though over-performance and share buybacks

AllianceData.

©2015 ADS Alliance Data Systems, Inc.
Confidential and Proprietary

©2015 ADS Alliance Data Systems, Inc. Confidential and Proprietary  Earnings Release | July 23, 2015  Raising 2015 Guidance($MM, except per share)  11    2014    2015    2015  ’15 / ’14 Increase    Actual    Original Guidance    New Guidance    Revenue   $ 5,303     $ 6,500    $6,500  +23%                Core EPS  $ 12.56    $ 14.80    $15.00  +19%  Diluted shares outstanding  62.4    64 – 64.7    62.8    Organic revenue growth rate of 11 percent (constant currency of 17 percent ).Expected drag of $250 million to revenue and $0.50 to core EPS from FX.Over-performance + share repurchases > FX drag increased guidance.

 ©2015 ADS Alliance Data Systems, Inc. Confidential and Proprietary  Earnings Release | July 23, 2015  Q & A

 ©2015 ADS Alliance Data Systems, Inc. Confidential and Proprietary  Earnings Release | July 23, 2015  Safe Harbor Statement and Forward Looking Statements  This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements may use words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “predict,” “project,” “would” and similar expressions as they relate to us or our management. When we make forward-looking statements, we are basing them on our management’s beliefs and assumptions, using information currently available to us. Although we believe that the expectations reflected in the forward-looking statements are reasonable, these forward-looking statements are subject to risks, uncertainties and assumptions, including those discussed in our filings with the Securities and Exchange Commission. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary materially from what we projected. Any forward-looking statements contained in this presentation reflect our current views with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We have no intention, and disclaim any obligation, to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise, except as required by law. “Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Statements in this presentation regarding Alliance Data Systems Corporation’s business which are not historical facts are “forward-looking statements” that involve risks and uncertainties. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in the Company’s Annual Report on Form 10-K for the most recently ended fiscal year. Risk factors may be updated in Item 1A in each of the Company’s Quarterly Reports on Form 10-Q for each quarterly period subsequent to the Company’s most recent Form 10-K.

 ©2015 ADS Alliance Data Systems, Inc. Confidential and Proprietary  Earnings Release | July 23, 2015  Financial Measures  In addition to the results presented in accordance with generally accepted accounting principles, or GAAP, the Company may present financial measures that are non-GAAP measures, such as constant currency financial measures, adjusted EBITDA, adjusted EBITDA margin, adjusted EBITDA, net of funding costs and non-controlling interest, core earnings and core earnings per diluted share (core EPS). The Company believes that these non-GAAP financial measures, viewed in addition to and not in lieu of the Company’s reported GAAP results, provide useful information to investors regarding the Company’s performance and overall results of operations. These metrics are an integral part of the Company’s internal reporting to measure the performance of reportable segments and the overall effectiveness of senior management. Reconciliations to comparable GAAP financial measures are available in the accompanying schedules and on the Company’s website. The financial measures presented are consistent with the Company’s historical financial reporting practices. Core earnings and core earnings per diluted share represent performance measures and are not intended to represent liquidity measures. The non-GAAP financial measures presented herein may not be comparable to similarly titled measures presented by other companies, and are not identical to corresponding measures used in other various agreements or public filings.